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                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.    )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /     Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to ss. 240.14a-12

                             A.B. WATLEY GROUP INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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

                             A.B. WATLEY GROUP INC.




                                 NOTICE OF 2000

                               ANNUAL MEETING OF

                                STOCKHOLDERS AND

                                PROXY STATEMENT

                           TO BE HELD MARCH 14, 2000



                           YOUR VOTE IS IMPORTANT!
           PLEASE PROMPTLY MARK, DATE, SIGN, AND RETURN YOUR PROXY
                          IN THE ENCLOSED ENVELOPE.

                             A.B. WATLEY GROUP INC.
                                 40 Wall Street
                            New York, New York 10005

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                February 9, 2000

     The annual meeting of the stockholders of A.B. Watley Group Inc. (the "Company") will be held on Tuesday, March 14, 2000 at the Four Seasons Hotel, Park Avenue and Fifty Seventh Street, New York, New York 10022 at 9:00 a.m. for the following purposes:

          1. To elect the Company's Board of Directors, consisting of seven persons;

          2. To consider and vote upon approval of the 1999 Stock Option Plan;

          3. To ratify the selection of Ernst & Young LLP as independent accountants, to audit the books and accounts of the Company for the fiscal year ending September 30, 2000; and

          4. To transact such other and further business as may properly come before the meeting.

     The accompanying Proxy Statement contains further information with respect to these matters.

     The Board of Directors has fixed the close of business on January 20, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. A list of such stockholders will be available during regular business hours at the Company's offices, 40 Wall Street, New York, New York 10005, for inspection by any stockholder for any purpose germane to the meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS,
                                          /S/ STEVEN MALIN
                                          --------------------------------------
                                          STEVEN MALIN
                                          Chairman and Chief Executive Officer

                      [This page intentionally left blank]

                             A.B. WATLEY GROUP INC.
                                 40 WALL STREET
                            NEW YORK, NEW YORK 10005


                                PROXY STATEMENT


     THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF A.B. WATLEY GROUP INC. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY TO BE HELD AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE FOREGOING NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, AND AT ANY ADJOURNMENT THEREOF (THE "ANNUAL MEETING"). The address of the Company's principal executive offices is 40 Wall Street, New York, New York 10005. This proxy statement and the form of proxy are first being mailed to stockholders on or about February 9, 2000. A copy of the Company's Annual Report, including financial statements for the fiscal year ended September 30, 1999, is being mailed with this Proxy Statement.

                   REVOCABILITY OF PROXY AND VOTING OF PROXY

     A proxy given by a stockholder may be revoked at any time before it is exercised by giving another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation at any time before the proxy is exercised, or by attending the Annual Meeting in person and casting a ballot. Any proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for Director named herein in Item 1, in favor of approval of the 1999 Stock Option Plan and in favor of the ratification of the selection of Ernst & Young LLP as the Company's accountants. The Board of Directors knows of no matters, other than as described herein, that are to be presented at the meeting, but if matters other than those herein mentioned properly come before the Annual Meeting, the proxy will be voted by the named proxies in a manner that they (in their judgement) consider to be in the best interests of the Company.

                         RECORD DATE AND VOTING RIGHTS

     Only stockholders of record at the close of business on January 20, 2000 are entitled to vote at the Annual Meeting. On such record date the Company had outstanding 7,932,564 shares of common stock, par value $.001 per share ("Common Stock"). Each stockholder entitled to vote shall have one vote for each share of Common Stock registered in such stockholder's name on the books of the Company as of the record date. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and Broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors and the ratification of Ernst &
Young LLP as our independent accountants; and the affirmative vote of a majority of the votes cast at the Annual Meeting is required for the approval of the 1999 Stock Option Plan and all other matters which may come before the Annual Meeting. For purposes of determining whether proposals have received a majority vote, abstentions and Broker non-votes will not be included in the vote totals . Therefore, abstentions and Broker non-votes will be counted in the determination of a quorum and (i) will have no effect on the vote for the election of directors or ratification of Ernst & Young LLP; and (ii) will have the effect of a vote against approval with respect to the 1999 Stock Option Plan.

                             ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

     You will elect seven directors at the Annual Meeting to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal. The nominees for election to the Board of Directors are:

                               YEAR FIRST
NAME                   AGE       ELECTED
------------------     ---     ----------
Steven Malin           42         1996
Harry Simpson          33         1996
Robert Malin           34         1996
Elizabeth Chambers     36         1999
Mark Chambre           38         1999
Michael B. Kraines     37           --
Stanley Weinstein      73         1999

     Each of these nominees is presently a member of the Board of Directors except for Michael B. Kraines. We have been informed that all of the nominees for election to the Board are willing to serve as directors. However, if any of the nominees is unable or unwilling to stand for election or serve if elected, the named proxies will vote for such person or persons as the Board in its discretion may choose to replace any such nominees. The Board has no reason to believe that any nominees will be unable or unwilling to stand for election or serve if elected.

     The Board has no nominating committee. The nominees for directors were selected by the entire Board of Directors. At the Annual Meeting, stockholders may make nominations of other persons for directors.

     Certain information concerning the directors who are being nominated for election at the Annual Meeting is set forth below:

     Steven Malin co-founded our firm in May 1996 and has been our Chairman of the Board and Chief Executive Officer since inception. From August 1993 to December 1996, Mr. Malin served as a consultant to A.B. Watley, Inc. ("Watley"), our brokerage subsidiary. From 1987 to 1993, he was a Senior Foreign Exchange Options Broker for Tullett and Tokyo Forex, Inc., a global inter-bank money brokering firm with its primary offices located in London, New York, and Tokyo. Mr. Malin attended the Fletcher School of Law and Diplomacy from 1982 to 1984. He received a Bachelor of Arts degree from Vassar College in 1980.

     Harry Simpson has been our President and Chief Operating Officer since March 1998 and was our Executive Vice President of Online Brokerage Services from May 1996 until March 1998. From January 1993 to September 1995, he served as Vice President of Tullett and Tokyo Forex, Inc. and Manager of its Foreign Exchange Options Desk in New York. From January 1988 to December 1992,
Mr. Simpson worked as a Senior Foreign Exchange Options Broker for Exco International, Inc., an international money broker in Hong Kong and Tokyo.
Mr. Simpson received a Bachelor of Science degree in finance from Indiana University in 1987.

     Robert Malin is a co-founder of our firm. He has been associated with our brokerage subsidiary since August 1993, initially as General Securities Principal and director of day-to-day operations and, most recently, serving as President. His earlier experience includes managing equity-trading, client services and brokerage operations. Mr. Malin and Steven Malin are brothers.

     Elizabeth Chambers has, since August 1998, been Vice President of Business Design and a member of the executive committee at the Reader's Digest Association. Ms. Chambers is also a member of the Board of Directors of the Reader's Digest Foundation. From September 1989 to August 1998, Ms. Chambers was with McKinsey & Company, where she was elected to partnership in June 1995.
Ms. Chambers graduated from Stanford University with degrees in political science and economics, and holds an MBA from Harvard University.

     Mark Chambre has, since June 1993, served as Senior Broker in the Yen Swaps Division of the Tokyo Forex Co., Inc., in Tokyo, Japan. From April 1988 to May 1993, Mr. Chambre served as Manager of the Tokyo Forex Co.'s Financial Futures Division. Mr. Chambre joined its parent company, Tullett and Tokyo, Inc., in New York in 1983. Mr. Chambre received a Bachelor of Arts degree from Drew University in 1982.

     Michael B. Kraines is newly nominated to our Board of Directors. Since January 1999, he has been a director with the Financial Institutions Group of Wasserstein Perella & Co., Inc., an international investment bank. From February 1995 to January 1999 he served as Vice President of Wasserstein Perella. In connection with this practice, he has advised companies in banking, finance, asset management and brokerage and mergers and acquisitions, among other things. Mr. Kraines graduated from Cornell University with a major in Government in 1985 with distinction and Phi Beta Kappa. In 1988, he received a J.D. from Harvard Law School, graduating cum laude and serving as Notes Editor on the Harvard Journal on Legislation. Mr. Kraines also received an M.B.A. with a concentration in Finance from The University of Chicago in 1992.

     Stanley Weinstein has been an independent corporate financial consultant since 1991. From 1960 to 1991 he served as a partner with Deloitte & Touche, LLP, an international accounting firm. Mr. Weinstein served for fifteen years as adjunct Associate Professor of Accounting at Pace University and co-authored the widely recognized SEC Compliance--Financial Reporting and Forms handbook. He received a bachelor of business administration degree in accounting from City College of New York in 1949. Since May 1995, he has served as a director of York Research Corp., a company engaged in the production and marketing of energy related products.

     We have agreed, for a period of five years from April 1999, if so requested by the underwriter of our initial public offering, to nominate and use our best efforts to elect a designee of the underwriter as a director of the Company or, at the underwriter's option, as a non-voting advisor to our Board of Directors. Our officers, directors and principal stockholders have agreed to vote their shares of Common Stock in favor of such designee. The underwriter has not yet exercised its right to designate a person.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth as of the year ended September 30, 1999, the compensation paid by the Company for services rendered in all capacities to all executive officers whose cash compensation exceeded $100,000 during such years:

                                                                                                         LONG TERM
                                                                                                       COMPENSATION
                                                                          ANNUAL COMPENSATION         ---------------
                                                                      ----------------------------        AWARDS
     NAME AND                                                         FISCAL                            UNDERLYING
PRINCIPAL POSITION                                                     YEAR     SALARY      BONUS     OPTIONS/SARS(#)
------------------                                                    ------    -------    -------    ---------------
Steven Malin ......................................................    1999     $93,075    $18,615              0
  Chairman and Chief
  Executive Officer

Harry Simpson .....................................................    1999      99,736     19,947        200,000
  President and Chief
  Operating Officer

Leon Ferguson .....................................................    1999      86,769     17,353        150,000
  Senior Vice President
  and Chief Information Officer

Brett Vernick .....................................................    1999      90,426     18,085              0
  Senior Vice President,
  Management Information Services

OPTION GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning options granted to executive officers named in the Summary Compensation Table during the fiscal year ended September 30, 1999:

                               INDIVIDUAL GRANTS

                          NUMBER OF SECURITIES     % OF TOTAL OPTIONS
                            UNDERLYING OPTIONS    GRANTED TO EMPLOYEES
NAME                           GRANTED (#)           IN FISCAL YEAR       EXERCISE PRICE ($/SH)    EXPIRATION DATE
----                      --------------------    --------------------    ---------------------    ---------------
Steven Malin                           0                  n/a                        0                      n/a
Harry Simpson                    200,000                 18.7                     7.00                4/20/2009
Leon Ferguson                    150,000                 14.0                     7.00                4/20/2009
Brett Vernick                          0                  n/a                        0                      n/a

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table contains information concerning (i) option exercises during the fiscal year ended September 30, 1999 by executive officers named in the Summary Compensation Table and (ii) the number and value, at September 30, 1999, of unexercised options held by executive officers named in the Summary Compensation Table:

                                                                                                         VALUE OF
                                                           NUMBER OF SECURITIES UNDERLYING        UNEXERCISED IN-THE-MONEY
                        SHARES ACQUIRED      VALUE         UNEXERCISED OPTIONS AT FY-END (#)       OPTIONS AT FY-END ($)
NAME                    ON EXERCISE (#)    REALIZED ($)      (EXERCISABLE/UNEXERCISABLE)        (EXERCISABLE/UNEXERCISABLE)(1)
----------------------  ---------------    ------------    ---------------------------------    ------------------------------
Steven Malin                      0           n/a                               0/0                                 0/0
Harry Simpson                75,000         358,500                  66,667/133,333                     379,169/758,331
Leon Ferguson                     0           n/a                         0/150,000                           0/853,125
Brett Vernick                     0           n/a                     90,000/60,000                     931,875/521,250

------------------
(1) Fair market value of underlying securities (the closing price of the Company's Common Stock on the National Association of Securities Dealers Quotation System) at fiscal year end (September 30, 1999) minus the exercise price.

EMPLOYMENT AGREEMENTS

     We have entered into a four-year employment agreement with Steven Malin and three-year employment agreements with Harry Simpson, Robert Malin, Anthony G. Huston, Eric Steinberg, Leon Ferguson, Brett Vernick and Joseph M. Ramos all of which are automatically renewable for additional one-year terms. The employment agreements provide for annual base compensation of $110,000, except for Messrs. Ferguson and Vernick ($100,000) and Mr. Ramos ($150,000). Each employment agreement provides for a bonus equal to 20% of their salaries, payable semi-annually, based upon certain revenue levels achieved by us, as may be approved by the Board of Directors or a committee of the Board.

     Each of the employment agreements requires the officer to devote his full time and efforts to our business and contains non-competition and non-disclosure covenants of the officer for the term of his employment and for a period of two years thereafter. Each employment agreement provides that we may terminate the agreement for cause. In addition, each employment agreement provides for termination by either party without cause upon at least 180 days written notice prior to the end of the original term or any renewal term.

STOCK OPTION PLANS

     On January 27, 1997, the Board of Directors and stockholders adopted our 1997 stock option plan and on March 16, 1998, our Board of Directors and stockholders adopted our 1998 stock option plan. We have reserved 400,000 shares of Common Stock for issuance upon exercise of options granted from time to time under the 1997 stock option plan and 800,000 shares of Common Stock for issuance upon exercise of options granted from time to time under the 1998 stock option plan. The 1997 and 1998 stock option plans are intended to assist us in securing and retaining key employees, directors and consultants by allowing them to participate in our ownership and growth through the grant of incentive and non-qualified options.

     Under each of the stock option plans we may grant incentive stock options only to key employees and employee directors, or we may grant non-qualified options to our employees, officers, directors and consultants. The 1997 stock option plan is administered by a committee, appointed by our Board of Directors, consisting of from one to three directors. The 1998 stock option plan is administered directly by our Board of Directors.

     Subject to the provisions of each of the stock option plans, either the Board or the committee will determine who shall receive options, the number of shares of Common Stock that may be purchased under the options, the time and the manner of exercise of options and exercise prices. The term of options granted under each of the stock option plans may not exceed ten years or five years for an incentive stock option granted to an optionee owning more than 10% of our voting stock. The exercise price for incentive stock options shall be equal to or greater than 100% of the fair market value of the shares of the Common Stock at the time granted; provided that incentive stock options granted to a 10% holder of our voting stock shall be exercisable at a price equal to or greater than 110% of the fair market value of the Common Stock on the date of the grant. The exercise price for non-qualified options will be set by the Board or the committee, in its discretion, but in no event shall the exercise price be less than the fair market value of the shares of Common Stock on the date of grant. The exercise price may be payable in cash or, with the approval of the Board or the committee, by delivery of shares or by a combination of cash and shares. Shares of Common Stock received upon exercise of options granted under each of the plans will be subject to restrictions on sale or transfer.

     As of February 8, 2000, we have granted options to purchase 1,616,700 shares of Common Stock under our stock options plans at an exercise price ranging from $.02 to $19.94 per share. Of these options, options to purchase 881,500 shares have been granted to our officers and directors. Of these options, 125,000 with an exercise price of $.02 have been exercised. All of the options granted to such officers and directors terminate on the ten year anniversary of their grant date.

     On November 1, 1999, the Board of Directors, subject to stockholder approval, adopted our 1999 Stock Option Plan (the "1999 Plan"). We have reserved 800,000 shares of Common Stock for issuance upon exercise of options granted from time to time under the 1999 Plan. The 1999 Plan is intended to assist us in securing and retaining key employees, directors and consultants by allowing them to participate in our ownership and growth through the grant of incentive and non-qualified options.

     Under the 1999 Plan we may grant incentive stock options only to key employees and employee directors, or we may grant non-qualified options to our employees, officers, directors and consultants. The 1999 Plan shall be administered directly by our Board of Directors.

     Subject to the provisions of the 1999 Plan, the Board of Directors will determine who shall receive options, the number of shares of Common Stock that may be purchased under the options, the time and manner of exercise of options and exercise prices. The term of options granted under the 1999 Plan may not exceed ten years or five years for an incentive stock option granted to an optionee owning more than 10% of our voting stock. The exercise price for incentive stock options shall be equal to or greater than 100% of the fair market value of the shares of the Common Stock at the time granted; provided that incentive stock options granted to a 10% holder of our voting stock shall be exercisable at a price equal to or greater than 110% of the fair market value of the Common Stock on the date of the grant. The exercise price for non-qualified options will be set by the Board, in its discretion. The exercise price may be payable in cash or, with the approval of the Board, by delivery of shares or by a combination of cash and shares. Shares of Common Stock received upon exercise of options granted under the 1999 Plan will be subject to restrictions on sale or transfer.

     As of February 8, 2000 and subject to stockholder approval of the 1999 Plan as described above, we have granted options to purchase 416,700 shares of Common Stock under the 1999 Plan at an exercise price ranging from $9.81 to $13.00 per share. Of these options, options to purchase 230,500 shares have been granted to newly-hired officers. All of the options granted terminate on the ten year anniversary of their grant date.

     Through April 20, 2000, we will not grant additional options or warrants to our existing officers, directors, employees or stockholders beneficially owning 5% or more of the outstanding voting securities or their affiliates.

                               SECURITY OWNERSHIP

     The following table sets forth as of January 20, 2000 certain information with regard to ownership of the Company's Common Stock by (i) each beneficial owner of more than 5% of the Company's Common Stock; (ii) each director and nominee for director; (iii) each executive officer named in the "Summary Compensation Table"; and (iv) all executive officers and directors of the Company as a group. Unless otherwise stated, the persons named in the table have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them.

                                                         NUMBER OF SHARES     PERCENTAGE OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                    BENEFICIALLY OWNED     BENEFICIALLY OWNED
------------------------------------                    ------------------    --------------------
Steven Malin.........................................        1,878,294                23.7%
Linda Malin..........................................        1,000,300                12.6
Robert Malin.........................................          850,000                10.7
Anthony G. Huston....................................          325,000                 4.1
Eric Steinberg.......................................          300,000                 3.8
Harry Simpson........................................          216,667                 2.7
Leon Ferguson........................................           93,510                 1.2
Brett Vernick........................................          140,000                 1.7
Mark Chambre.........................................           52,500                  .7
William Brawer.......................................                0                 0
Elizabeth Chambers...................................                0                 0
Stanley Weinstein....................................                0                 0
Michael B. Kraines...................................                0                 0
All directors and executive officers as a
  group (14 persons).................................        3,591,938                44.1%

     The number of shares beneficially owned by Steven, Linda and Robert Malin include shares held in irrevocable family and charitable trusts for which they are trustees. In addition, the number of shares held by Steven Malin includes shares held by a family partnership for which Steven Malin is the general partner.

     The number of shares beneficially owned by Anthony Huston does not include 175,000 shares of Common Stock held by an irrevocable family trust of which Anthony Huston is a beneficiary.

     The number of shares beneficially owned by Eric Steinberg does not include 125,000 shares of Common Stock held by an irrevocable family trust of which Eric Steinberg is a beneficiary.

     The number of shares beneficially owned by Harry Simpson includes 66,667 shares of Common Stock issuable upon exercise of currently exercisable options, but does not include 133,333 shares of Common Stock issuable upon exercise of options which are not currently exercisable or 350,000 shares held in trusts of which Harry Simpson is a beneficiary.

     The number of shares beneficially owned by Leon Ferguson does not include 150,000 shares of Common Stock issuable upon exercise of options which are not currently exercisable.

     The number of shares beneficially owned by Brett Vernick includes 90,000 shares of Common Stock issuable upon exercise of currently exercisable options, but does not include 60,000 shares of Common Stock issuable upon exercise of options which are not currently exercisable.

     The number of shares beneficially owned by all of our officers and directors as a group includes 208,334 shares of Common Stock issuable upon exercise of currently exercisable options, but does not include 411,666 shares of Common Stock issuable upon exercise of options which are not currently exercisable.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, Directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the

"NASD"). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and NASD. Based solely on the Company's review of the copies of the forms it has received, the Company believes that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 1999.

CERTAIN TRANSACTIONS

     In October 1994, Steven Malin, Chairman of the Board and Chief Executive Officer and a principal stockholder of the Company, loaned A.B. Watley, Inc., our wholly-owned subsidiary ("Watley"), $55,000 on an interest free basis. The maturity date for this loan is October 31, 2000. Additionally, in April 1995, Mr. Malin loaned Watley $125,000 at an annual interest rate of 12%. The maturity date for this loan is April 30, 2000. Each of these loans are subordinate to the prior payment by Watley in full of all other present and future creditors.

     In October 1995, Mel Steinberg, the father of Eric Steinberg, an executive officer and principal stockholder of the Company, loaned Watley $200,000 at an annual interest rate of 15%. Additionally, effective October 30, 1996, Mr. Steinberg loaned Watley $150,000 at an annual interest rate of 13%. The maturity date for each of the loans is October 31, 2000. Each of these loans are subordinate to the prior payment by Watley in full of all other present and future creditors.

     On September 4, 1996, we loaned $100,000 to Robert Malin, President of Watley and a director and principal stockholder of the Company. The loan bears interest at an annual rate of 6% and is due upon demand.

     In January 1997, we acquired all of the issued and outstanding shares of Watley which were held by Steven Malin and Robert Malin. As consideration for the acquisition, we issued 425,000 shares of Common Stock to Robert Malin and 6,535 shares of Common Stock to Steven Malin. The aggregate value of the shares issued by us was $80,000.

     In April 1997, we completed a private placement of 1,050,000 shares of our Common Stock for which we received net proceeds of $2,045,000. In connection with the private placement, Jonathan Priddle, an officer of the Company, purchased 25,000 shares at a price of $50,000 and Mark Chambre, a director of the Company, purchased 37,500 shares at a price of $75,000. In addition, relatives of Anthony Huston and Eric Steinberg, each an executive officer and principal stockholder of the Company, purchased an aggregate of 62,500 shares at an aggregate price of $125,000. All of these purchases were on the same terms and at the same price as the purchases made by the other investors in this private placement.

     In May 1997, we sold computer hardware and related assets to Centennial Ventures, Inc., a broker-dealer of which Linda Malin, a principal stockholder of the Company and the sister of Steven and Robert Malin, is an executive officer. As consideration for this sale, Centennial Ventures, Inc. delivered a promissory note in the principal amount of $39,860.75. The note is payable on demand, bears interest at an annual rate of 8% and is secured by all of the assets we sold to Centennial Ventures, Inc.

     In February 1998, Mel Steinberg loaned to the Company $100,000 at an interest rate of 8%. The loan is due in February 2001. As additional consideration for the loan, we granted Mr. Steinberg an option to purchase 14,286 shares of Common Stock for nominal consideration. Mr. Steinberg exercised the option in April 1999. We repaid the loan, including accrued interest, from the proceeds of our initial public offering ("IPO").

     On October 2, 1998, we entered into a loan agreement with New York Small Business Venture Fund LLC under which we borrowed $500,000 at an annual interest rate of 12%, repayable over 35 months, with payments of interest only in the first two years. We granted the lender a security interest in substantially all of our assets to secure our obligations under the loan, and six persons who are officers, directors and/or principal stockholders of the Company guaranteed our obligations under this loan. We repaid this loan out of the proceeds of the IPO, which discharged the liability of the guarantors. Stanley Weinstein, a director of the Company, received a $25,000 consulting fee from us in connection with the loan.

     Effective October 2, 1998, we acquired all of the shares of capital stock of Computer Strategies, Inc. for 38,260 shares of our Common Stock valued at $183,648. Leon Ferguson was the founder and sole stockholder of Computer Strategies, Inc. and became our Senior Vice President and Chief Information Officer upon the closing of the acquisition.

     In January 1999, we completed a private placement of 221,500 shares of Common Stock to 12 investors for which we received net proceeds of approximately $1,050,000. In connection with this private placement:

     o Anthony Huston purchased 50,000 shares at a price of $240,000;

     o A trust naming Leon Ferguson and his wife as beneficiaries for which Mr. Ferguson is sole trustee purchased 52,000 shares at a price of $249,600; and

     o Mark Chambre purchased 15,000 shares at a price of $72,000.

     All of the purchasers of these shares agreed not to sell or otherwise dispose of these shares for a period of twelve months from the date of the Company's IPO. All of these purchases were made on the same terms and at the same price per share as the purchases made by the other investors in this private placement.

     We believe that prior transactions with our officers, directors and principal stockholders were on terms that were no less favorable than we could have obtained from unaffiliated third parties. All future transactions, including loans and advances, between us and our officers, directors and stockholders beneficially owning 5% or more of our outstanding voting securities, or their affiliates, will be for bona fide business purposes and on terms not less favorable to us than we could have obtained in arm's length transactions from unaffiliated third parties.

                     APPROVAL OF THE 1999 STOCK OPTION PLAN
                             (ITEM 2 ON PROXY CARD)

     As noted above under the caption "Stock Option Plans", on November 1, 1999, the Board of Directors adopted our 1999 Plan under which 800,000 shares of our Common Stock have been reserved for issuance. The following description of the 1999 Plan is qualified in its entirety by reference to the text of the 1999 Plan, a copy of which is annexed to this proxy statement as Exhibit "A".

PURPOSE

     The purpose of the 1999 Plan is to provide an incentive to key employees and employee directors as well as outside directors and consultants and to offer an additional inducement in obtaining the services of such individuals.

ADMINISTRATION OF THE 1999 PLAN

     The 1999 Plan is administered by the Board of Directors. The Board is authorized, subject to the provisions of the 1999 Plan, to determine the persons who will receive options under the 1999 Plan, the number of shares of Common Stock subject to each option and the terms of those options, and to interpret the 1999 Plan and to make such rules and regulations relating to the 1999 Plan as the Board may deem proper.

SHARES OF STOCK SUBJECT TO THE 1999 PLAN AND EXERCISE PRICE

     Options granted under the 1999 Plan may be (i) Incentive Stock Options under the provisions and subject to the limitations of Section 422 of the Internal Revenue Code or (ii) non-qualified Stock Options. The 1999 Plan permits the granting of an aggregate of 800,000 shares at a price equal to not less than one hundred percent (100%) of the fair market value of the Common Stock on the date that the option is granted if the option is an Incentive Stock Option. Non-qualified Stock Options may be granted at such prices as are determined by the Board of Directors. Further, no Incentive Stock Option may be granted to an employee owning shares of Common Stock having more than 10% of the voting power of the Company unless the option price for such employee's option is at least 110% of the fair market value of the shares of Common Stock subject to the option at the time the option is granted and the option is not exercisable after five years from the date of grant. No option may be granted under the 1999 Plan after the tenth anniversary of the adoption of the 1999 Plan. Options may be granted through October 31, 2009.

     Upon the granting of any option, the optionee must enter into a written agreement with the Company setting forth the terms upon which the option may be exercised. Such an agreement sets forth the length of the term of the option and the timing of its exercise as determined by the Board of Directors. In no event shall the length of an option extend beyond ten years from the date of its grant. An optionee may exercise an option by delivering payment to the Company in cash, previously acquired shares of Common Stock or a combination thereof.

     Under the 1999 Plan, if the employment of any person to whom an option has been granted is terminated for any reason other than the death or disability of the optionee, the optionee may exercise within ninety days of such termination such options as the optionee could have exercised if his or her employment had continued for such ninety day period. If the optionee dies while employed by the Company or its subsidiaries, or during a period after termination of employment in which the optionee could exercise an option, the optionee's beneficiary may exercise the option within one year of the date of the optionee's death but in no event may the option be exercised later than the date on which the option would have expired if the optionee had lived. If the termination is by reason of disability, the optionee may exercise the option, in whole or in part, at any time within one year following such termination of employment, but in no event may the option be exercised later than the date on which the option would have expired if the optionee had not been terminated for disability.

CHANGE-IN-CONTROL AND ADJUSTMENTS IN CAPITALIZATION

     The 1999 Plan provides that the Board of Directors may provide that the vesting of options granted pursuant to the 1999 Plan to optionees who are terminated by the Company within one (1) year of a change-in-control (as defined in the 1999 Plan), will accelerate and such options will become exercisable. The 1999 Plan further provides that, in the event of any stock dividend, stock split, combination of shares, merger, consolidation, reorganization, spin-off, or recapitalization affecting the outstanding shares of the Company's Common Stock (the "Event"), the maximum number and kind of shares that may be issued under the 1999 Plan, the number of shares with respect to which future options are to be granted, the number and kind of shares subject to then-outstanding options and the price for each share subject to any then outstanding options shall be appropriately and equitably adjusted as necessary to maintain the same proportionate number of shares as existed immediately prior to the Event and the same aggregate option price.

FEDERAL INCOME TAX CONSEQUENCES

     With respect to the tax effects of Incentive Stock Options, the optionee does not recognize any taxable income when the option is granted or exercised. If no disposition of shares issued to an optionee pursuant to the exercise of an Incentive Stock Option is made by the optionee within two years from the date of grant or within one year after the transfer of such shares to the optionee then
(a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss and (b) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an Incentive Stock Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

     If shares acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of the two year and one year holding periods described above (a "Disqualifying Disposition") generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized upon the sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount, subject to applicable withholding requirements. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. A Disqualifying Disposition will eliminate the item of tax preference associated with the exercise of the Incentive Stock Option.

     If an optionee is permitted to, and does, make the required payment of the option price by delivering shares, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his basis in the new shares received. However, the use by an optionee of shares previously acquired pursuant to the exercise of an Incentive Stock Option to exercise an Incentive Stock Option will be treated as a taxable disposition if the transferred shares are not held by the optionee for the requisite holding period described above.

     With respect to the tax effects of non-qualified Stock Options, a recipient of options incurs no income tax liability as a result of having been granted those options. The exercise by an individual of a stock option normally results in the immediate realization of income by the individual of the difference between the market value of the stock which is being purchased on the date of exercise and the price being paid for such stock. The amount of such income also is deductible by the Company. If the exercise price is paid in whole or in part in shares, no income, gain or loss is recognized by the recipient on the receipt of shares equal in number to the shares delivered in payment of the exercise price, and the fair market value of the remainder of the shares received upon exercise of the option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, is treated as compensation income received by the recipient.

     Under current law an individual who sells stock which was acquired upon the exercise of options will receive long-term capital gains or loss treatment, if the individual has held such stock for longer than one year following the date of such exercise, on gain or loss equal to the difference between the price for which such stock was sold and the market value of the stock on the date of the exercise. If the individual has held the stock for one year or less the gain or loss will be treated as short-term capital gain or loss.

AMENDMENTS TO THE 1999 PLAN

     The 1999 Plan may be terminated, suspended, or modified at any time by the Board of Directors, but no amendment increasing the maximum number of shares of Common Stock for which options may be granted (except to reflect a stock split, stock dividend or other distribution), materially increasing the benefits accruing to an optionee or changing the class of persons eligible to be optionees shall be made without first obtaining approval by a majority of the outstanding shares of the Company entitled to vote. No termination, suspension or modification of the 1999 Plan shall adversely affect any right previously acquired by the optionee or other beneficiary under the 1999 Plan without such optionee's or beneficiary's consent.

     Options granted under the 1999 Plan may not be transferred other than by will or by the laws of descent and distribution or a qualified domestic relations order and, during the optionee's lifetime, may be exercised only by the optionee.

PLAN BENEFITS

     The benefits or amounts that will be received by or allocated to any participants are not now determinable, except that the following grants have been made under the 1999 Plan:

NAME AND PRINCIPAL POSITION                                              DOLLAR VALUE($)    NUMBER OF UNITS
---------------------------                                              ---------------    ---------------
Steven Malin .........................................................                0(1)             0
  Chairman and Chief Executive Officer
Harry Simpson ........................................................                0(1)             0
  President and Chief Operating Officer
Leon Ferguson ........................................................                0(1)             0
  Senior Vice President and Chief Information Officer
Brett Vernick ........................................................                0(1)             0
  Senior Vice President, Management Information Services
Joseph M. Ramos, Jr...................................................          507,500(2)        50,000
Paul Scharfer.........................................................          450,000(3)        45,000
Peter Wigger..........................................................        1,471,500(4)       150,000
Executive Group.......................................................        1,979,000(5)       200,000
Non-Executive Director Group..........................................                0(1)             0
Nominees for Director.................................................                0(1)             0
Non-Executive Officer Employee Group..................................        2,709,818(6)       256,700
Associates of Directors, Executive Group and Nominees.................                0(1)             0

                                                       (Footnotes on next page)

(Footnotes from previous page)

------------------
(1) No options have been granted to this individual or group to date under the 1999 Plan.

(2) Based on an exercise price of (i) $10.00 per share for 10,000 shares of Common Stock and (ii) $10.1875 per share for 40,000 shares of Common Stock.

(3) Based on an exercise price of $10.00 per share of Common Stock.

(4) Based on an exercise price of $9.81 per share of Common Stock.

(5) Based on an exercise price of (i) $9.81 per share for 150,000 shares of Common Stock, (ii) $10.00 per share for 10,000 shares of Common Stock and
    (iii) $10.1875 per share for 40,000 shares of Common Stock.

(6) Based on an exercise price of (i) $10.00 per share for 58,500 shares of Common Stock, (ii) $10.19 per share for 126,200 shares of Common Stock,
    (iii) $10.25 per share for 11,000 shares of Common Stock, (iv) $10.44 per share for 2,000 shares of Common Stock, (v) $10.50 per share for 6,000 shares of Common Stock, (vi) $10.75 per share for 3,000 shares of Common Stock, (vii) $11.50 per share for 22,000 shares of Common Stock, (viii) $12.44 per share for 12,000 shares of Common Stock and (ix) $13.00 per share for 16,000 shares of Common Stock.

     As of February 4, 2000, the fair market value of the Common Stock was $13.25 per share.

FINANCIAL AND ACCOUNTING ASPECTS

     The grants of the stock options made under the 1999 Plan will result in a non-cash compensation charge to the Company measured by the difference between the exercise price and the fair market value (i.e., market price) of the Common Stock on the date of approval of the transaction (which will be the date of the Annual Meeting of Stockholders, assuming such approval is forthcoming).

VOTE REQUIRED

     The 1999 Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting. If the 1999 Plan is not approved by stockholders, it will not become effective.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE 1999 STOCK OPTION PLAN.

                             SELECTION OF AUDITORS
                             (ITEM 3 ON PROXY CARD)

     The Board of Directors has selected Ernst & Young LLP as our auditors for the current fiscal year, subject to ratification by the stockholders. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will be given the opportunity to make a statement if he desires to do so.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE RETENTION OF ERNST & YOUNG LLP.

                  ADDITIONAL INFORMATION CONCERNING THE BOARD
                          OF DIRECTORS OF THE COMPANY

     During the year ended September 30, 1999 the Board of Directors held four meetings and acted by written consent eleven times. The Committee administering the 1997 Plan did not meet during the year ended September 30, 1999. The Audit Committee met one time. No director was absent from more than one meeting.

     Directors receive options to purchase 1,500 shares of Common Stock of the Company annually. Outside directors are compensated $500 for each meeting of the Board of Directors he or she attends. Inside directors have waived their right to be compensated for attending meetings of the Board of Directors.

AUDIT COMMITTEE

     The Audit Committee consists of Mr. Stanley Weinstein and Ms. Elizabeth Chambers. The functions of the Audit Committee are to recommend to the Board of Directors the selection, retention, or termination of the Company's independent accountants; determine through consultation with management the appropriateness of the scope of the various professional services provided by the independent accountants, and consider the possible effect of the performance of such services on the independence of the accountants; review the arrangements and the proposed overall scope of the annual audit with management and the independent accountants; discuss matters of concern to the Audit Committee with the independent accountants and management relating to the annual financial statements and results of the audit; obtain from management, the independent accountants and the Chief Financial Officer their separate opinions as to the adequacy of the Company's system of internal accounting control; review with management and the independent accountants the recommendations made by the accountants with respect to changes in accounting procedures and internal accounting control; discuss with management any concerns the Audit Committee may have with regard to the Company's business practices; hold regularly scheduled meetings, separately and jointly, with representatives of management, the independent accountants, and the Chief Financial Officer to make inquiries into and discuss their activities.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals with respect to the Company's next Annual Meeting of Stockholders must be received by the Company no later than October 11, 2000 to be considered for inclusion in the Company's next Proxy Statement. Under the Securities and Exchange Commission's proxy rules, proxies solicited by the Board of Directors for the 2001 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any stockholder proposal not included in the Company's proxy statement if the Company does not receive notice of such proposal on or before December 26, 2000, unless the 2001 Annual Meeting is not held within 30 days before or after the anniversary date of the 2000 Annual Meeting.

                                 ANNUAL REPORT

     A copy of our Annual Report for the year ended September 30, 1999 is being mailed to the stockholders of record along with this Proxy Statement. The Annual Report on Form 10-KSB is not incorporated by reference in this Proxy Statement and is not considered to be part of the proxy material.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the Annual Meeting, but, if any other business does lawfully come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their judgment.

     The cost of soliciting proxies will be borne by the Company and will consist primarily of printing, postage and handling, including the expenses of brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners. Solicitation also may be made by the Company's officers, directors, or employees, personally or by telephone without additional remuneration therefor.

                                          BY ORDER OF THE BOARD OF DIRECTORS,
                                          /s/ STEVEN MALIN
                                          --------------------------------------
                                          STEVEN MALIN
                                          Chairman and Chief Executive Officer

New York, New York
February 9, 2000

                                                                       EXHIBIT A


                             A.B. WATLEY GROUP INC.
                             1999 STOCK OPTION PLAN

     SECTION 1. Establishment. There is hereby established the A.B. Watley Group Inc. 1999 Stock Option Plan (the "Plan"), pursuant to which employees (including officers, directors, consultants and other persons who perform substantial services for or on behalf of A.B. Watley Group Inc. and/or its subsidiaries) [the "Company"] may be granted options to purchase shares of common stock of the Company, par value $.001 per share ("Common Stock"), and thereby share in the future growth of the business. The subsidiaries of the Company included in this Plan (the "Subsidiaries") shall be any subsidiary of the Company as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

     SECTION 2. Status of Options. The options which may be granted pursuant to this Plan will constitute either incentive stock options within the meaning of
Section 422 of the Code ("Incentive Stock Options") or options which are not Incentive Stock Options ("Non-incentive Stock Options"). Incentive Stock Options and Non-incentive Stock Options shall be collectively referred to herein as "Options".

     SECTION 3. Eligibility. All employees (including officers, whether or not they are members of the Board of Directors) of the Company or any of its Subsidiaries who are employed at the time of the adoption of this Plan or thereafter, any directors of the Company, and any consultants and other persons who perform substantial services for or on behalf of the Company, any of its Subsidiaries or affiliates, or any entity in which the Company has an interest (collectively, the "Grantees") shall be eligible to be granted Non-incentive Stock Options under this Plan. All employees (including officers, whether or not they are members of the Board of Directors) of the Company or any of its Subsidiaries who are employed at the time of adoption of this Plan or thereafter shall be eligible to be granted Incentive Stock Options under this Plan.

     SECTION 4. Number of Shares Covered by Options; No Preemptive Rights. The total number of shares which may be issued and sold pursuant to Options granted under this Plan shall be 800,000 shares of Common Stock (or the number and kind of shares of stock or other securities which, in accordance with Section 9 of this Plan, shall be substituted for such shares of Common Stock or to which said shares shall be adjusted; hereinafter, all references to shares of Common Stock are deemed to be references to said shares or shares so adjusted.) The issuance of shares upon exercise of an Option shall be free from any preemptive or preferential right of subscription or purchase on the part of any stockholder. If any outstanding Option granted under this Plan expires or is terminated, for any reason, the shares of Common Stock subject to the unexercised portion of the Option will again be available for Options issued under this Plan.

     SECTION 5. Administration.

      (a) This Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to the express provisions of this Plan, the Board shall have complete authority, in its discretion, to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical), to determine the Grantees to whom, and the times and the prices at which, Options shall be granted, the option periods, the number of shares of the Common Stock to be subject to each Option and, as limited by Section 3 hereof, whether each Option shall be an Incentive Stock Option or a Non-incentive Stock Option, and to make all other determinations necessary or advisable for the administration of the Plan. Each Option shall be clearly identified at the time of grant as to its status. In making such determinations, the Board may take into account the nature of the services rendered by the respective Grantees, their present and potential contributions to the success of the Company and such other factors as the Board, in its discretion, shall deem relevant. Nothing contained in this Plan shall be deemed to give any Grantee any right to be granted an Option to purchase shares of Common Stock except to the extent and upon such terms and conditions as may be determined by the Board. The Board's determination on all of the matters referred to in this Section 5 shall be conclusive.

      (b) The Board may at its election provide in any option agreement covering the grant of Options under this Plan that, upon the exercise of such Options, the Company will loan to the holder thereof such amount as shall equal the purchase price of the shares of Common Stock issuable upon such exercise, such loan to be on terms and conditions deemed appropriate by the Board.

      (c) Notwithstanding any provision hereof to the contrary, the Board shall have sole and exclusive authority with respect to the grant of Options to directors.

     SECTION 6. Terms of Incentive Stock Options. Each Incentive Stock Option granted under this Plan shall be evidenced by an Incentive Stock Option Agreement which shall be executed by the Company and by the person to whom such Incentive Stock Option is granted, and shall be subject to the following terms and conditions:

      (a) The price at which shares of Common Stock covered by each Incentive Stock Option may be purchased pursuant thereto shall be determined in each case on the date of grant by the Board, but shall be an amount not less than the par value of such shares and not less than the fair market value of such shares on the date of grant. For purposes of this Section, the fair market value of shares of Common Stock on any day shall be (i) in the event the Common Stock is not publicly traded, the fair market value on such day as determined in good faith by the Board or (ii) in the event the Common Stock is publicly traded, the last sale price of a share of Common Stock as reported by the principal quotation service on which the Common Stock is listed, if available, or, if last sale prices are not reported with respect to the Common Stock, the mean of the high bid and low asked prices of a share of Common Stock as reported by such principal quotation service, or, if there is no such report by such quotation service for such day, such fair market value shall be the average of (i) the last sale price (or, if last sale prices are not reported with respect to the Common Stock, the mean of the high bid and low asked prices) on the day next preceding such day for which there was a report and (ii) the last sale price (or, if last sale prices are not reported with respect to the Common Stock, the mean of the high bid and low asked prices) on the day next succeeding such day for which there was a report, or as otherwise determined by the Board in its discretion pursuant to any reasonable method contemplated by Section 422 of the Code and any regulations issued pursuant to that Section.

      (b) The price of the shares to be purchased pursuant to each Incentive Stock Option shall be paid in full in cash, or by delivery (i.e., surrender) of shares of Common Stock of the Company then owned by the Grantee, at the time of the exercise of the Incentive Stock Option. Shares of Common Stock so delivered will be valued on the day of delivery for the purpose of determining the extent to which the option price has been paid thereby, in the same manner as provided for the purchase price of Incentive Stock Options as set forth in paragraph
(a) of this Section, or as otherwise determined by the Board, in its discretion, pursuant to any reasonable method contemplated by Section 422 of the Code and any regulations issued pursuant to that Section.

      (c) Each Incentive Stock Option Agreement shall provide that such Incentive Stock Option may be exercised by the Grantee, in such parts and at such times as may be specified in such Agreement, within a period not exceeding ten years after the date on which the Incentive Stock Option is granted (hereinafter called the "Incentive Stock Option Period") and, in any event, only during the continuance of the employee's employment by the Company or any of its Subsidiaries or during the period of three months after the termination of such employment to the extent that the right to exercise such Incentive Stock Option had accrued at the date of such termination; provided, however, that if Incentive Stock Options as to 100 or more shares are held by a Grantee, then such Incentive Stock Options may not be exercised for less than 100 shares at any one time, and if Incentive Stock Options for less than 100 shares are held by a Grantee, then Incentive Stock Options for all such shares must be exercised at one time; and provided, further, that if the Grantee, while still employed by the Company or any of its Subsidiaries, shall die or become disabled (within the meaning of Section 22(e)(3) of the Code) within the Incentive Stock Option period, the Incentive Stock Option may be exercised, to the extent specified in the Incentive Stock Option Agreement, and as herein provided, but only prior to the first to occur of:

           (i) the expiration of the period of one year after the date of the Grantee's death or disability, or

          (ii) the expiration of the Incentive Stock Option period, by the person or persons entitled to do so under the Grantee's will, or, if the Grantee shall fail to make testamentary disposition of said Incentive Stock Option, or shall die intestate, by the Grantee's legal representative or representatives.

      (d) Each Incentive Stock Option granted under this Plan shall by its terms be non-transferable by the Grantee except by will or by the laws of descent and distribution, and each Incentive Stock Option shall by its terms be exercisable during the Grantee's lifetime only by him.

      (e) Notwithstanding the foregoing, if an Incentive Stock Option is granted to a person at any time when such person owns, within the meaning of
Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the employer corporation (or a parent or subsidiary of such corporation within the meaning of Section 424 of the Code), the price at which each share of Common Stock covered by such Incentive Stock Option may be purchased pursuant to such Incentive Stock Option shall not be less than 110% of the fair market value (determined as in paragraph (a) of this Section) of the shares of Common Stock at the time the Incentive Stock Option is granted, and such Incentive Stock Option must be exercised within a period specified in the Incentive Stock Option Agreement which does not exceed five years after the date on which such Incentive Stock Option is granted.

      (f) The Incentive Stock Option Agreement entered into pursuant hereto may contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Board including, without limitation, provisions
(i) requiring the giving of satisfactory assurances by the Grantee that the shares are purchased for investment and not with a view to resale in connection with a distribution of such shares, and will not be transferred in violation of applicable securities laws, (ii) restricting the transferability of such shares during a specified period and (iii) requiring the resale of such shares to the Company at the option price if the employment of the employee terminates prior to a specified time. In addition, the Board, in its discretion, may afford to holders of Incentive Stock Options granted under this Plan the right to require the Company to cause to be registered under the Securities Act of 1933, as amended, for public sale by the holders thereof, shares of Common Stock subject to such Incentive Stock Options upon such terms and subject to such conditions as the Board may determine to be appropriate.

      (g) In the discretion of the Board, a single Stock Option Agreement may include both Incentive Stock Options and Non-incentive Stock Options, or those options may be included in separate stock option agreements.

     SECTION 7. Terms of Non-incentive Stock Options. Each Non-incentive Stock Option granted under this Plan shall be evidenced by a Non-incentive Stock Option Agreement which shall be executed by the Company and by the person to whom such Non-incentive Stock Option is granted, and shall be subject to the following terms and conditions:

      (a) The price at which shares of Common Stock covered by each Non-incentive Stock Option may be purchased pursuant thereto shall be such amount as determined by the Board but not less than the par value of such shares.

      (b) Each Non-incentive Stock Option Agreement shall provide that such Non-incentive Stock Option may be exercised by the Grantee, in such parts and at such times as may be specified in such Agreement, within a period up to and including ten years after the date on which the Non-incentive Stock Option is granted.

      (c) Each Non-incentive Stock Option granted under this Plan shall by its terms be non-transferable by the optionee except by will or by the laws of descent and distribution, and each Non-incentive Stock Option shall by its terms be exercisable during the Grantee's lifetime only by him.

      (d) The Non-incentive Stock Option Agreement entered into pursuant hereto may contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Board, in its sole discretion, including without limitation the terms, provisions and conditions set forth in Section 6(f) with respect to Incentive Stock Option Agreements.

     SECTION 8. Limit on Option Amount.

      (a) Notwithstanding any provision contained herein, the aggregate fair market value (determined under Section 6(a) as of the time Incentive Stock Options are granted) of the shares of Common Stock with respect to which Incentive Stock Options are first exercisable by any employee during any calendar year (under all stock option plans of the employee's employer corporation and its parent and subsidiary corporation within the meaning of
Section 424 of the Code) shall not exceed $100,000. If an Incentive Stock Option exceeds this $100,000 limitation, the portion of such Option which is exercisable for shares of Common Stock in excess of the

$100,000 limitation shall be treated as a Non-incentive Stock Option. The limit in this paragraph shall not apply to Options which are designated as Non-incentive Stock Options, and, except as otherwise provided herein, there shall be no limit on the amount of such Options which may be first exercisable in any year.

      (b) Notwithstanding any provision contained herein, grants of options under this Plan to any one optionee who is an employee of the Company shall be limited to Options to purchase no more than 150,000 shares of Common Stock per calendar year (subject to adjustment in the event of a stock split).

     SECTION 9. Adjustment of Number of Shares.

      (a) In the event that a dividend shall be declared upon the shares of Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any Option granted hereunder, and the number of shares reserved for issuance pursuant to this Plan but not yet covered by an Option, shall be adjusted by adding to each of such shares the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend. In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any such Option and for each share of Common Stock reserved for issuance pursuant to the Plan but not yet covered by an Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged; provided, however, that in the event that such change or exchange results from a merger or consolidation, and in the judgment of the Board such substitution cannot be effected or would be inappropriate, or if the Company shall sell all or substantially all of its assets, the Company shall use reasonable efforts to effect some other adjustment of each then outstanding Option which the Board, in its sole discretion, shall deem equitable. In the event that there shall be any change, other than as specified above in this
Section 9(a), in the number or kind of outstanding shares of Common Stock or of any stock or other securities into which such shares of Common Stock shall have been changed or for which they shall have been exchanged, then, if the Board shall determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for issuance pursuant to the Plan but not yet covered by an Option and of the shares then subject to an Option or Options, such adjustment shall be made by the Board and shall be effective and binding for all purposes of this Plan and of each stock option agreement. Notwithstanding the foregoing, if any adjustment in the number of shares which may be issued and sold pursuant to Options is required by the Code or regulations issued pursuant thereto to be approved by the stockholders in order to enable the Company to issue Incentive Stock Options pursuant to this Plan, then no such adjustment shall be made without the approval of the stockholders. In the case of any such substitution or adjustment as provided for in this
Section 9(a), the option price in each stock option agreement for each share covered thereby prior to such substitution or adjustment will be the total option price for all shares of stock or other securities which shall have been substituted for each such share or to which such share shall have been adjusted pursuant to this Section 9. No adjustment or substitution provided for in this
Section 9 shall require the Company, in any stock option agreement, to sell a fractional share, and the total substitution or adjustment with respect to each stock option agreement shall be limited accordingly. Notwithstanding the foregoing, in the case of Incentive Stock Options, if the effect of the adjustments or substitution is to cause the Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option or to cause a modification, extension or renewal of such Incentive Stock Option within the meaning of
Section 424 of the Code, the Board of Directors shall use reasonable efforts to effect such other adjustment of each then outstanding Option as the Board of Directors, in its sole discretion, shall deem equitable.

      (b) In the event that the Company shall effect a distribution, other than a normal and customary cash dividend, upon shares of Common Stock, the Board may, in order to prevent significant diminution in the value of Options as a result of any such distribution, take such measures as it deems fair and equitable, including, without limitation, the adjustment of the option price per share for shares not issued and sold hereunder prior to the record date for said distribution.

     SECTION 10. Change-in-Control. The Board shall have the right to provide in any Incentive Stock Option Agreement or Non-incentive Stock Option Agreement that in the event an optionee's employment with the Company is terminated by the Company within one (1) year of the occurrence of a Change-in-Control Event, all outstanding Options held by such optionee at the time of such termination shall become fully vested and exercisable. In no event shall this Section 10 or
Section 9 be subject to modification after a Change-in-Control Event has occurred.

     For purposes of this Section 10, a Change-in-Control Event shall mean any of the following events:

      (a) any Person, together with its affiliates and associates (as such terms are used in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 15% or more of the then outstanding shares of Common Stock of the Company; or

      (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on November 1,1999, constituted the Board and any new director whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors on November 1, 1999 or whose appointment, election or nomination for election was previously so approved; or

      (c) the Company consolidates with, or merges with or into, any other Person (other than a wholly owned subsidiary of the Company), or any other Person consolidates with, or merges with or into, the Company, and, in connection therewith, all or part of the outstanding shares of Common Stock shall be changed in any way or converted into or exchanged for stock or other securities or cash or any other property; or

      (d) a transaction or series of transactions in which, directly or indirectly, the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (i) aggregating more than 50% of the assets (measured by either book value or fair market value) or
(ii) generating more than 50% of the operating income or cash flow of the Company and its subsidiaries (taken as a whole) to any other Person or group of Persons.

     Notwithstanding the foregoing, no "Change-in-Control Event" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions own a majority of the outstanding voting shares and in substantially the same proportion in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

     For purposes of this Section 10, "Person" shall have the meaning given in
Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act),
(ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

     SECTION 11. Amendments. This Plan may be terminated or amended from time to time by vote of the Board; provided, however, that no such termination or amendment shall materially adversely affect or impair any then outstanding Option without the consent of the Grantee thereof and no amendment which shall
(i) change the total number of shares which may be issued and sold pursuant to Options granted under this Plan, or (ii) change the designation or class of employees or other persons eligible to receive Incentive Options or Non-incentive Options, shall be effective without the approval of the stockholders. Notwithstanding the foregoing, the Plan may be amended by the Board to incorporate any amendments made to the Code or regulations promulgated thereunder which the Board deems to be necessary or desirable to preserve (i) incentive stock option status for outstanding Incentive Stock Options and the ability to issue Incentive Stock Options pursuant to the Plan, and (ii) the deductibility by the Company pursuant to Section 162(m) of the Code of amounts taxed to Plan participants as ordinary compensation income.

     SECTION 12. Effective Date and Termination. The Plan shall become effective on the date hereof, subject to adoption and approval by the stockholders of the Company at the Annual Meeting of Stockholders to be held in March 2000. Except to the extent necessary to govern outstanding Options, this Plan shall terminate on, and no additional Options shall be granted after, ten years from the date of first adoption of the Plan and approval by the stockholders.

Dated: November 1, 1999

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


                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                             A.B. WATLEY GROUP INC.

                                 March 14, 2000

                 Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------

A  |x| Please mark your
       votes as in this
       example.

              FOR all Nominees     WITHHOLD
              listed at right      AUTHORITY
             (except as marked   to vote for
               to the contrary)    all Nominees
                                 listed at right

1.Election         |   |             |   |       Nominees: Steven Malin
  of                                                       Harry Simpson
  Directors:                                               Robert Malin
                                                           Elizabeth Chambers
                                                           Mark Chambre
                                                           Michael B. Kraines
                                                           Stanley Weinstein

(Instruction: To withhold authority to vote for one or more individual nominees write the nominee's name(s) in the line provided below.)

----------------------------------------------------
                                                FOR      AGAINST      ABSTAIN
2. Approval of the 1999 Stock Option Plan.     |   |      |   |        |   |

3. Ratification of the selection of            |   |      |   |        |   |
   Ernst & Young LLP
   as independent accountants.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the Proxy will be voted FOR the election of all Directors and in favor of Proposals 2 and 3.

PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature                    Signature (if held jointly)              Dated
         --------------------                           --------------     -----

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please note any change in your address alongside the address as it appears in the proxy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             A.B. WATLEY GROUP INC.

           This Proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Steven Malin and Harry Simpson, as Proxies, or either of them each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock held of record by the undersigned on January 20, 2000 to be voted at the Annual Meeting of Stockholders to be held on March 14, 2000 or any adjournment thereof.

                  (Continued and to be signed on reverse side.)
--------------------------------------------------------------------------------